FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2017
Financial Instruments [Abstract]
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS
Financial instruments include cash; evidence of ownership in an entity; or a contract that imposes an obligation on one party and conveys a right to a second entity to deliver/receive cash or another financial instrument. Information on certain types of financial instruments is included elsewhere in these consolidated financial statements as follows: accounts receivable (note 18); restricted share units (note 34b).
a) Cash and Equivalents
Cash and equivalents include cash, term deposits, treasury bills and money market investments with original maturities of less than 90 days.

	As at December 31, 2017	As at December 31, 2016
Cash deposits	$662	$1,009
Term deposits	427	654
Money market investments	1,145	726
	$2,234	$2,389

Of total cash and cash equivalents as of December 31, 2017, $305 million (2016: $943 million) was held in subsidiaries which have regulatory regulations, contractual restrictions or operate in countries where exchange controls and other legal restrictions apply and are therefore not available for general use by the Company.
b) Debt and Interest[1]

	Closing balance December 31, 2016	Proceeds	Repayments	Amortization and other[2]	Closing balance December 31, 2017
4.4%/5.7% notes[3,9]	$1,467	$—	$—	$1	$1,468
3.85%/5.25% notes	1,078	—	—	1	1,079
5.80% notes[4,9]	395	—	—	—	395
6.35% notes[5,9]	593	—	—	—	593
Other fixed rate notes[6,9]	1,607	—	(279)	(2)	1,326
Project financing	400	—	(423)	23	—
Capital leases[7]	114	—	(68)	—	46
Other debt obligations	609	—	(4)	(2)	603
4.10%/5.75% notes[8,9]	1,569	—	(731)	4	842
Acacia credit facility[10]	99	—	(28)	—	71
	$7,931	$—	($1,533)	$25	$6,423
Less: current portion[11]	(143)	—	—	—	(59)
	$7,788	$—	($1,533)	$25	$6,364

	Closing balance December 31, 2015	Proceeds	Repayments	Amortization and other[2]	Closing balance December 31, 2016
4.4%/5.7% notes[3,9]	$2,182	$—	($721)	$6	$1,467
3.85%/5.25% notes	1,077	—	—	1	1,078
5.80% notes[4,9]	395	—	—	—	395
6.35% notes[5,9]	592	—	—	1	593
Other fixed rate notes[6,9]	2,451	—	(848)	4	1,607
Project financing	646	—	(254)	8	400
Capital leases[7]	153	2	(41)	—	114
Other debt obligations	654	3	(46)	(2)	609
2.5%/4.10%/5.75% notes[8,9]	1,690	—	(123)	2	1,569
Acacia credit facility[10]	128	—	(29)	—	99
	$9,968	$5	($2,062)	$20	$7,931
Less: current portion[11]	(203)	—	—	—	(143)
	$9,765	$5	($2,062)	$20	$7,788

[1]
The agreements that govern our long-term debt each contain various provisions which are not summarized herein. These provisions allow Barrick, at its option, to redeem indebtedness prior to maturity at specified prices and also may permit redemption of debt by Barrick upon the occurrence of certain specified changes in tax legislation.

[2]	Amortization of debt premium/discount and increases (decreases) in capital leases.

[3]
Consists of $1.5 billion (2016: $1.5 billion) in conjunction with our wholly-owned subsidiary Barrick North America Finance LLC (“BNAF”). This consists of $629 million (2016: $629 million) of BNAF notes due 2021 and $850 million (2016: $850 million) of BNAF notes due 2041.

[4]	Consists of $400 million (2016: $400 million) of 5.80% notes which mature in 2034.

[5]	Consists of $600 million (2016: $600 million) of 6.35% notes which mature in 2036.

[6]
Consists of $1.3 billion (2016: $1.6 billion) in conjunction with our wholly-owned subsidiary BNAF and our wholly-owned subsidiary Barrick (PD) Australia Finance Pty Ltd. (“BPDAF”). This consists of $248 million (2016: $248 million) of BPDAF notes due 2020, $250 million (2016: $250 million) of BNAF notes due 2038 and $850 million (2016: $850 million) of BPDAF notes due 2039.

[7]	Consists primarily of capital leases at Pascua-Lama, $13 million and Lagunas Norte, $27 million (2016: $50 million and $56 million, respectively).

[8]	Consists of $850 million (2016: $1.6 billion) in conjunction with our wholly-owned subsidiary BNAF.

[9]
We provide an unconditional and irrevocable guarantee on all BNAF, BPDAF, Barrick Gold Finance Company (“BGFC”), and Barrick (HMC) Mining (“BHMC”) notes and generally provide such guarantees on all BNAF, BPDAF, BGFC, and BHMC notes issued, which will rank equally with our other unsecured and unsubordinated obligations.

[10]	Consists of an export credit backed term loan facility.

[11]
The current portion of long-term debt consists of project financing ($nil; 2016: $72 million), other debt obligations ($4 million; 2016: $5 million), capital leases ($27 million; 2016: $38 million) and Acacia credit facility ($28 million; 2016: $28 million).

1.75%/2.9%/4.4%/5.7% Notes
In June 2011, BNAF issued an aggregate of $4.0 billion in debt securities comprised of: $700 million of 1.75% notes that had an original maturity date in 2014 and $1.1 billion of 2.90% notes that had an original maturity date in 2016 issued by Barrick (collectively, the “Barrick Notes”) as well as $1.35 billion of 4.40% notes that mature in 2021 and $850 million of 5.70% notes that mature in 2041 issued by BNAF (collectively, the “BNAF Notes”). Barrick provides an unconditional and irrevocable guarantee of the BNAF Notes. The Barrick Notes and the guarantee in respect of the BNAF Notes will rank equally with Barrick’s other unsecured and unsubordinated obligations.

During 2013, the entire balance ($700 million) of the 1.75% notes was repaid along with $871 million of the $1.1 billion of 2.9% notes. During 2015, the remainder ($229 million) of the $1.1 billion of 2.9% notes was repaid. During 2016, $721 million of the $1.35 billion of the 4.4% notes was repaid.

3.85% and 5.25% Notes
On April 3, 2012, we issued an aggregate of $2 billion in debt securities comprised of $1.25 billion of 3.85% notes that mature in 2022 and $750 million of 5.25% notes that mature in 2042. During 2015, $913 million of the 3.85% notes was repaid.

Other Fixed Rate Notes
On October 16, 2009, we issued two tranches of debentures totaling $1.25 billion through our wholly-owned indirect subsidiary Barrick (PD) Australia Finance Pty Ltd. (“BPDAF”) consisting of $850 million of 30-year notes with a coupon rate of 5.95%, and $400 million of 10-year notes with a coupon rate of 4.95%. We also provide an unconditional and irrevocable guarantee of these payments, which rank equally with our other unsecured and unsubordinated obligations. During 2016, $152 million of the $400 million of the 4.95% notes was repaid.

On March 19, 2009, we issued an aggregate of $750 million of 10-year notes with a coupon rate of 6.95% for general corporate purposes. The notes are unsecured, unsubordinated obligations and rank equally with our other unsecured, unsubordinated obligations. During 2015, $275 million was repaid. During 2016, an additional $196 million was repaid. During 2017, the remaining $279 million was repaid.

In September 2008, we issued an aggregate of $1.25 billion of notes through our wholly-owned indirect subsidiaries Barrick North America Finance LLC and Barrick Gold Financeco LLC (collectively, the “LLCs”) consisting of $500 million of 5-year notes with a coupon rate of 6.125%, $500 million of 10-year notes with a coupon rate of 6.8%, and $250 million of 30-year notes with a coupon rate of 7.5%. We also provide an unconditional and irrevocable guarantee of these payments, which rank equally with our other unsecured and unsubordinated obligations.

During 2013, the entire balance ($500 million) of the 5-year notes with a coupon rate of 6.125% that was due in September 2013 was repaid. During 2016, the entire balance ($500 million) of the 10-year notes with a coupon rate of 6.8% was repaid.

Pueblo Viejo Project Financing Agreement
In April 2010, Barrick and Goldcorp finalized terms for $1.035 billion (100% basis) in project financing for Pueblo Viejo. The project financing was non-recourse subject to guarantees provided by Barrick and Goldcorp for their proportionate share which would terminate upon Pueblo Viejo meeting certain operating completion tests and are subject to an exclusion for certain political risk events. On February 17, 2015, we received notification that the completion tests had been met, resulting in termination of the guarantees. The lending syndicate was comprised of international financial institutions including export development agencies and commercial banks.

We had drawn the entire $1.035 billion. During 2017, the remaining principal balance of the Pueblo Viejo Financing Agreement was fully repaid.

Refinancing of the Credit Facility
In January 2012, we finalized a credit and guarantee agreement (the “Credit Facility”, previously referred to as the “2012 Credit Facility”) with certain Lenders, which requires such Lenders to make available to us a credit facility of $4.0 billion or the equivalent amount in Canadian dollars. The Credit Facility, which is unsecured, currently has an interest rate of London Interbank Offered Rate (“LIBOR”) plus 2.00% on drawn amounts, and a commitment rate of 0.35% on undrawn amounts. In November 2017, $3.977 billion of the $4 billion credit facility was agreed to be extended from January 2022 to January 2023. The remaining $23 million currently terminates in January 2020. The Credit Facility is undrawn as at December 31, 2017.

2.50%/4.10%/5.75% Notes
On May 2, 2013, we issued an aggregate of $3 billion in notes through Barrick and our wholly-owned indirect subsidiary BNAF consisting of $650 million of 2.50% notes that mature in 2018, $1.5 billion of 4.10% notes that mature in 2023 and $850 million of 5.75% notes issued by BNAF that mature in 2043. $2 billion of the net proceeds from this offering were used to repay existing indebtedness under our $4 billion revolving credit facility. We provided an unconditional and irrevocable guarantee on the $850 million of 5.75% notes issued by BNAF, which will rank equally with our other unsecured and unsubordinated obligations.

During 2013, $398 million of the $650 million 2.50% notes were repaid. During 2015, $769 million of 4.10% notes and $129 million of 2.5% notes were repaid. During 2016, the remainder ($123 million) of the $650 million of the 2.50% notes was repaid. During 2017, the remaining $731 million of the 4.10% notes was repaid.

Acacia Credit Facility
In January 2013, Acacia concluded negotiations with a group of commercial banks for the provision of an export credit backed term loan facility (the “Facility”) for the amount of US $142 million. The Facility was put in place to fund a substantial portion of the construction costs of the CIL circuit at the process plant at the Bulyanhulu Project. The Facility is collateralized by the Bulyanhulu Project, has a term of seven years and, when drawn, the spread over LIBOR will be 250 basis points. The Facility is repayable in equal installments over the term of the Facility, after a two-year repayment holiday period. The interest rate has been fixed at an effective rate of 3.6% through the use of an interest rate swap. At December 31, 2014, the full value of the Facility was drawn. During 2015, $14 million was repaid. During 2016, $29 million was repaid. During 2017, $28 million was repaid.

	2017		2016
For the years ended December 31	Interest cost	Effective rate[1]	Interest cost	Effective rate[1]
4.4%/5.7% notes	$77	5.23%	$104	5.09%
3.85%/5.25% notes	53	4.87%	53	4.87%
5.80% notes	23	5.85%	23	5.85%
6.35% notes	38	6.41%	38	6.41%
Other fixed rate notes	93	6.38%	128	6.75%
Project financing	14	7.04%	33	6.23%
Capital leases	3	3.60%	5	4.02%
Other debt obligations	31	6.55%	36	6.09%
4.10%/5.75% notes	72	5.12%	82	4.98%
Acacia credit facility	6	3.59%	7	3.59%
Deposits on Pascua-Lama silver sale agreement (note 29)	66	8.37%	63	8.37%
Deposits on Pueblo Viejo gold and silver streaming agreement (note 29)	35	6.14%	37	6.34%
	$511		$609

[1]
The effective rate includes the stated interest rate under the debt agreement, amortization of debt issue costs and debt discount/premium and the impact of interest rate contracts designated in a hedging relationship with debt.

Scheduled Debt Repayments[1]

	Issuer	Maturity Year	2018	2019	2020	2021	2022	2023 and thereafter	Total
4.95% notes[3]	BPDAF	2020	$—	$—	$248	$—	$—	$—	$248
7.31% notes[2]	BGC	2021	—	—	—	7	—	—	7
4.40% notes	BNAF	2021	—	—	—	629	—	—	629
3.85% notes	BGC	2022	—	—	—	—	337	—	337
7.73% notes[2]	BGC	2025	—	—	—	—	—	7	7
7.70% notes[2]	BGC	2025	—	—	—	—	—	5	5
7.37% notes[2]	BGC	2026	—	—	—	—	—	32	32
8.05% notes[2]	BGC	2026	—	—	—	—	—	15	15
6.38% notes[2]	BGC	2033	—	—	—	—	—	200	200
5.80% notes	BGC	2034	—	—	—	—	—	200	200
5.80% notes	BGFC	2034	—	—	—	—	—	200	200
6.45% notes[2]	BGC	2035	—	—	—	—	—	300	300
6.35% notes	BHMC	2036	—	—	—	—	—	600	600
7.50% notes[3]	BNAF	2038	—	—	—	—	—	250	250
5.95% notes[3]	BPDAF	2039	—	—	—	—	—	850	850
5.70% notes	BNAF	2041	—	—	—	—	—	850	850
5.25% notes	BGC	2042	—	—	—	—	—	750	750
5.75% notes	BNAF	2043	—	—	—	—	—	850	850
Other debt obligations[2]			4	5	—	—	—	—	9
Acacia credit facility			28	28	15	—	—	—	71
			$32	$33	$263	$636	$337	$5,109	$6,410
Minimum annual payments under capital leases			$27	$11	$4	$1	$1	$2	$46

[1]	This table illustrates the contractual undiscounted cash flows, and may not agree with the amounts disclosed in the consolidated balance sheet.

[2]	Included in Other debt obligations in the Long-Term Debt table.

[3]	Included in Other fixed rate notes in the Long-Term Debt table.

c)    Derivative Instruments (“Derivatives”)
In the normal course of business, our assets, liabilities and forecasted transactions, as reported in US dollars, are impacted by various market risks including, but not limited to:

Item	Impacted by

● Sales	● Prices of gold, silver and copper

o By-product credits	o Prices of silver, copper and gold

● Cost of sales

o Consumption of diesel fuel, propane, natural gas, and electricity	o Prices of diesel fuel, propane, natural gas, and electricity

o Non-US dollar expenditures	o Currency exchange rates - US dollar versus A$, ARS, C$, CLP, DOP, EUR, PGK, TZS, ZAR, and ZMW

● General and administration, exploration and evaluation costs	● Currency exchange rates - US dollar versus A$, ARS, C$, CLP, DOP, GBP, PGK, TZS, ZAR, and ZMW

● Capital expenditures

o Non-US dollar capital expenditures	o Currency exchange rates - US dollar versus A$, ARS, C$, CLP, DOP, EUR, GBP, PGK, and ZAR

o Consumption of steel	o Price of steel

● Interest earned on cash and equivalents	● US dollar interest rates

● Interest paid on fixed-rate borrowings	● US dollar interest rates

The time frame and manner in which we manage those risks varies for each item based upon our assessment of the risk and available alternatives for mitigating risk. For these particular risks, we believe that derivatives are an appropriate way of managing the risk.

We use derivatives as part of our risk management program to mitigate variability associated with changing market values related to the hedged item. Many of the derivatives we use meet the hedge effectiveness criteria and are designated in a hedge accounting relationship.

Certain derivatives are designated as either hedges of the fair value of recognized assets or liabilities or of firm commitments (“fair value hedges”) or hedges of highly probable forecasted transactions (“cash flow hedges”), collectively known as “accounting hedges”. Hedges that are expected to be highly effective in achieving offsetting changes in fair value or cash flows are assessed on an ongoing basis to determine that they actually have been highly effective throughout the financial reporting periods for which they were designated. Some of the derivatives we use are effective in achieving our risk management objectives, but they do not meet the strict hedge accounting criteria. These derivatives are considered to be “non-hedge derivatives”.

d)    Summary of Derivatives at December 31, 2017

	Notional Amount by Term to Maturity				Accounting Classification by Notional Amount
	Within 1 year	2 to 3 years	4 to 5 years	Total	Cash flow hedge	Non-Hedge	Fair value (USD)
US dollar interest rate contracts (US$ millions)
Total receive - float swap positions	$28	$43	$—	$71	$71	$—	$1
Currency contracts
A$:US$ contracts (A$ millions)	21	—	—	21	—	21	—
C$:US$ contracts (C$ millions)	8	—	—	8	—	8	—
PGK:US$ contracts (PGK millions)	32	—	—	32	—	32	—
Commodity contracts
Gold collar sell contracts (thousands of ounces)	105	—	—	105	—	105	2
Copper bought floor contracts (millions of pounds)	60	—	—	60	60	—	(8)
Fuel contracts (thousands of barrels)[1]	1,244	42	—	1,286	840	446	(24)

[1]
Fuel contracts represent a combination of WTI swaps and Brent options. These derivatives hedge physical supply contracts based on the price of fuel across our operating mine sites plus a spread. WTI represents West Texas Intermediate and Brent represents Brent Crude Oil.

Fair Values of Derivative Instruments

	Asset Derivatives			Liability Derivatives
	Balance Sheet Classification	Fair Value as at Dec. 31, 2017	Fair Value as at Dec. 31, 2016	Balance Sheet Classification	Fair Value as at Dec. 31, 2017	Fair Value as at Dec. 31, 2016
Derivatives designated as hedging instruments
US dollar interest rate contracts	Other assets	$1	$1	Other liabilities	$—	$—
Commodity contracts	Other assets	—	—	Other liabilities	25	71
Total derivatives classified as hedging instruments		$1	$1		$25	$71
Derivatives not designated as hedging instruments
Commodity contracts	Other assets	$2	$1	Other liabilities	$7	$7
Total derivatives not designated as hedging instruments		$2	$1		$7	$7
Total derivatives		$3	$2		$32	$78

 As of December 31, 2017, we had 18 counterparties to our derivative positions. We proactively manage our exposure to individual counterparties in order to mitigate both credit and liquidity risks. We have six counterparties with which we hold a net asset position of $2 million, and 12 counterparties with which we are in a net liability position, for a total net liability of $31 million. On an ongoing basis, we monitor our exposures and ensure that none of the counterparties with which we hold outstanding contracts has declared insolvency.

US Dollar Interest Rate Contracts
Cash Flow Hedges
At December 31, 2017, Acacia has $71 million of pay-fixed receive-float interest rate swaps to hedge the floating rate debt associated with the Bulyanhulu plant expansion. These contracts, designated as cash flow hedges, convert the floating rate debt as it is drawn against the financing agreement.

Currency Contracts
Cash Flow Hedges
During the year, no currency contracts have been designated against forecasted non-US dollar denominated expenditures. As at December 31, 2017, there are no outstanding currency contracts designated as cash flow hedges of our anticipated operating, administrative and sustaining capital spend.

During 2013, we sold back and effectively closed out approximately A $990 million of our Australian dollar forward contracts as a loss mitigation strategy. No cash settlement occurred and payments will net at maturity (2014-2016). During 2016, losses of $14 million were recognized in the consolidated statement of income based on the original hedge contract maturity dates. No losses remain crystallized in OCI at December 31, 2016 and December 31, 2017.

Commodity Contracts
Diesel/Propane/Electricity/Natural Gas
Cash Flow Hedges
During 2015, 8,040 thousand barrels of WTI contracts designated against forecasted fuel consumption at our mines were designated as hedging instruments as a result of adopting IFRS 9 and did not qualify for hedge accounting prior to January 1, 2015. As at December 31, 2017, we have 840 thousand barrels of WTI designated as cash flow hedges at an average rate of $79 per barrel of our exposure to forecasted fuel purchases at our mines.

Non-hedge Derivatives
During the year, Acacia entered into a contract to purchase 79 thousand barrels of Brent to economically hedge our exposure to forecasted fuel purchases for expected consumption at our mines. In total, on a combined basis Acacia has 206 thousand barrels of Brent swaps outstanding that economically hedge our exposure to forecasted fuel purchases at our mines.
Metals Contracts
Cash Flow Hedges
During 2017, we purchased 115 million pounds of copper collars, of which 60 million pounds remain outstanding at December 31, 2017. The outstanding positions will mature evenly throughout the first half of 2018. These contracts contained purchased put and sold call options with weighted average strike prices of $2.83/lb and $3.25/lb, respectively. These contracts are designated as cash flow hedges, with the effective portion and the changes in time value of the hedge recognized in OCI and the ineffective portion recognized in non-hedge derivative gains (losses).

During 2014, we early terminated 65 million ounces of silver hedges. We realized net cash proceeds of approximately $190 million with $2 million remaining crystallized in OCI at December 31, 2017, to be recognized in revenue as the exposure occurs. Any unrealized changes and realized gains/losses on ineffective amounts or time value have been recognized in the consolidated statements of income as gains on non-hedge derivatives.

Non-hedge Derivatives
We enter into purchased and written contracts with the primary objective of increasing the realized price on some of our gold and copper sales. During the year, Acacia purchased gold put options of 210 thousand ounces. As a result of these activities, we recorded approximately $4 million in the consolidated statement of income as gains on non-hedge derivatives. There are 105 thousand ounces of gold positions outstanding at December 31, 2017.
Cash Flow Hedge Gains (Losses) in Accumulated Other Comprehensive Income (“AOCI”)

	Commodity price hedges			Currency hedges			Interest rate hedges
	Gold/Silver	Copper	Fuel	Operating costs	General and administrative costs	Capital expenditures	Long-term debt	Total
At January 1, 2016	$14	$—	($102)	($30)	$—	$—	($22)	($140)
Effective portion of change in fair value of hedging instruments	—	—	23	2	—	—	—	25
Transfers to earnings:
On recording hedged items in earnings/PP&E1	(5)	—	47	28	—	—	2	72
At December 31, 2016	$9	$—	($32)	$—	$—	$—	($20)	($43)
Effective portion of change in fair value of hedging instruments	—	(11)	(8)	—	—	—	—	(19)
Transfers to earnings:
On recording hedged items in earnings/PP&E1	(7)	4	27	—	—	—	3	27
Hedge ineffectiveness due to changes in original forecasted transaction	—	—	5	—	—	—	—	5
At December 31, 2017	$2	($7)	($8)	$—	$—	$—	($17)	($30)
Hedge gains/losses classified within	Gold/Silver sales	Copper sales	Cost of sales	Cost of sales	General and administrative costs	Property, plant, and equipment	Interest expense	Total
Portion of hedge gain (loss) expected to affect 2018 earnings[2]	$2	($7)	($8)	$—	$—	$—	($1)	($14)

[1]	Realized gains (losses) on qualifying currency hedges of capital expenditures are transferred from OCI to PP&E on settlement.

[2]	Based on the fair value of hedge contracts at December 31, 2017.

Cash Flow Hedge Gains (Losses) at December 31

Derivatives in cash flow hedging relationships	Amount of gain (loss) recognized in OCI		Location of gain (loss) transferred from OCI into income/PP&E (effective portion)	Amount of gain (loss) transferred from OCI into income (effective portion)		Location of gain (loss) recognized in income (ineffective portion and amount excluded from effectiveness testing)	Amount of gain (loss) recognized in income (ineffective portion and amount excluded from effectiveness testing)
	2017	2016		2017	2016		2017	2016
Interest rate contracts	($1)	$—	Finance income/ finance costs	($3)	($2)	Gain (loss) on non-hedge derivatives	$—	$—
Foreign exchange contracts	—	2	Cost of sales/general and administrative costs/PP&E	—	(28)	Gain (loss) on non-hedge derivatives	—	—
Commodity contracts	(18)	23	Revenue/cost of sales	(24)	(42)	Gain (loss) on non-hedge derivatives	(5)	—
Total	($19)	$25		($27)	($72)		($5)	$—

e)     Gains (Losses) on Non-hedge Derivatives

For the years ended December 31	2017	2016
Commodity contracts
Gold	$4	$2
Silver[1]	7	6
Copper	(1)	—
Fuel	—	5
Currency Contracts	1	(1)
	$11	$12
Hedge ineffectiveness	(5)	—
	$6	$12

[1]	Relates to the amortization of crystallized OCI.

f)  Derivative Assets and Liabilities

	2017	2016
At January 1	($76)	($263)
Derivatives cash (inflow) outflow
Operating activities	62	156
Change in fair value of:
Non-hedge derivatives	4	6
Cash flow hedges:
Effective portion	(19)	25
Ineffective portion	5	—
Excluded from effectiveness changes	(5)	—
At December 31	($29)	($76)
Classification:
Other current assets	$2	$1
Other long-term assets	1	1
Other current liabilities	(30)	(50)
Other long-term obligations	(2)	(28)
	($29)	($76)